TABLE OF CONTENTS

                                   PAGE

Risk/Return Summary                  1
Fees and Expenses                    6
Objectives and Strategies            8
Risks                               11
Management                          12
Shareholder Information             13
Purchasing Shares                   14
Redeeming Shares                    15
Distribution and Taxes              18
Distribution Arrangements           19
Financial Highlights                22
---------------------------------------

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's SAI dated May 1, 2003, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.
811-3551 and 2-78931)

Prospectus









Vontobel U.S. Value Fund
Vontobel International Equity Fund



Series of Vontobel Funds, Inc.
     (the "Company")
A "Series"  Investment  Company







Prospectus Dated May 1, 2003, as revised July 28, 2003






As With All Mutual Funds, The U.S. Securities and Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Accuracy Or Completeness Of This Prospectus. It Is A Criminal Offense To Suggest Otherwise.

RISK/RETURN SUMMARY
-------------------------------------------------------------------------------

Vontobel U.S. Value Fund

Investment Objective -- Long-term capital appreciation.

Principal Investment Strategies -- The Vontobel U.S. Value Fund (the "Value Fund") will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. Under normal market conditions, the Value Fund will invest at least 65% of its net assets in equity securities of companies that are traded on U.S. exchanges. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The Value Fund may also invest in debt securities and cash equivalents, such as overnight repurchase agreements, and short-term U.S. Government securities. Debt securities include obligations of governments, instrumentalities and corporations. Short-term instruments are generally used to protect the Value Fund against movements in interest rates and to provide the Value Fund with liquidity.

Principal Risks -- The principal risk of investing in the Value Fund is that the value of its investments are subject to market, economic and business risk that may cause the Value Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline and you could lose money. There is no assurance that the adviser will achieve the Value Fund's objective.

The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Value Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Value Fund's larger portfolio positions to have a greater impact on the Value Fund's NAV, which could result in increased volatility.

An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Value Fund if you are seeking long-term capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Value Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table show how the Value Fund has performed in the past and gives some indication of the risks of investing in the Value Fund. Both assume that all dividends and distributions are reinvested in the Value Fund. Returns shown are for Class A Shares of the Value Fund. As of the date of this prospectus, Class C Shares of the Value Fund have not yet completed one calendar year of operations. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the Value Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the Value Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the Value Fund for the periods ended December 31, 2002 to the Standard and Poor's 500 Index (the "S&P 500 Index"). Keep in mind that past performance (before and after taxes) may not indicate how well the Value Fund will perform in the future.

[bar chart goes here]

Vontobel U.S. Value Fund Total Return

1993       6.00%
1994       0.02%
1995      40.36%
1996      21.28%
1997      34.31%
1998      14.70%
1999     (14.07%)
2000      35.18%
2001       3.08%
2002      (2.20%)

Best Quarter: 4th Q 2000 up 20.26%      Worst Quarter:  3rd Q 1999 down 15.28%


[end bar chart]


The total return for the Value Fund's Class A Shares for the six months ended June 30, 2003, was 6.55%.

                                        Average Annual Total Returns
                                  (for the period ending December 31, 2002)

                                    One Year    Five Years     Ten Years
                                    --------    ----------     ---------
Value Fund - Class A Shares

Before Taxes(1)                      (7.82%)       4.83%        11.96%
After Taxes on Distributions(1)(2)   (9.29%)       3.64%         9.25%
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)     (4.79%)       3.36%         8.61%
Class C Shares(3)                    (4.15%)       6.08%        12.63%
--------------------------

S&P  500 Index(4)                   (22.10%)      (0.59%)        9.34%

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.
(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Value Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) These returns represent the performance of the Class A Shares but they have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares if redeemed within two years of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Value Fund's Class C Share assets. Had the performance of the Class A Shares of the Value Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
(4) The S&P 500 Index is a widely recognized, unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Value Fund's performance.

Vontobel International Equity Fund

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Vontobel International Equity Fund (the "International Equity Fund") will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Under normal market conditions the International Equity Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits outside of the U.S. The International Equity Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The International Equity Fund will primarily hold securities listed on a security exchange or quoted on an established over-the-the counter market.

Principal Risks -- The principal risk of investing in the International Equity Fund is that the value of its investments are subject to market, economic and business risks that may cause the International Equity Fund's NAV to fluctuate over time. Therefore, the value of your investment in the International Equity Fund could decline and you could lose money. There is no assurance that the adviser will achieve the International Equity Fund's objective.

The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

The International Equity Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the International Equity Fund if you are seeking capital appreciation and wish to diversify your existing investments. The International Equity Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets of foreign countries. You should not invest in the International Equity Fund if you are not willing to accept the risks associated with investing in foreign countries, if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table show how the International Equity Fund has performed in the past and gives some indication of the risks of investing in the International Equity Fund. Both assume that all dividends and distributions are reinvested in the International Equity Fund. Returns shown are for Class A Shares of the International Equity Fund. As of the date of this prospectus, the International Equity Fund has not offered Class C Shares. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the International Equity Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the International Equity Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the International Equity Fund for the periods ended December 31, 2002 to the Morgan Stanley Capital International's Europe, Australasia and Far East Index ("MSCI EAFE Index"). Keep in mind that past performance (before and after taxes) may not indicate how well the International Equity Fund will perform in the future.


[bar chart goes here]

Vontobel International Equity Fund Total Return

1993             40.80%
1994             (5.28%)
1995             10.91%
1996             16.98%
1997              9.19%
1998             16.77%
1999             46.52%
2000            (18.70%)
2001            (29.22%)
2002             (7.92%)

Best Quarter:  4th Q 1999 up 34.02%     Worst Quarter:  1st Q 2001 down 18.82%

[end bar chart]

The total return for the International Equity Fund's Class A Shares for the six months ended June 30, 2003 was 7.00%.

                                    Average Annual Total Returns
                                   (for the period ending December 31, 2002)

                                         One Year    Five Years    Ten Years

International Equity Fund - Class A Shares

Before Taxes(1)                          (13.21%)     (3.07%)      5.06%
After Taxes on Distributions(1)(2)       (13.21%)     (4.35%)      3.53%
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)          (8.11%)     (2.12%)      4.05%
Class C Shares(3)                         (9.76%)     (1.92%)      5.69%
-------------------
MSCI EAFE Index(4)                       (22.71%)     (4.53%)      3.12%

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.
(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their International Equity Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) These returns represent the performance of the Class A Shares but have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares redeemed within two years of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the International Equity Fund's Class C Share assets. Had the performance of the Class A Shares of the International Equity Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
 (4) The MSCI EAFE Index is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the International Equity Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Funds. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Value Fund

Shareholder Transaction Fees (fees paid directly from your investment)
                                                           Class A     Class C
                                                           -------     -------
Maximum Sales Charge (Load) Imposed on Purchases(1)         5.75%       None
Maximum Deferred Sales Charge (Load)                        2.00%(2)    2.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                              None        None
Redemption Fees(4)                                          None        None
Exchange Fees(5)                                            None        None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                            Class A    Class C
                                                            -------    -------
Management Fee                                              0.98%      0.98%
Distribution (12b-1) and Service Fees (6)                   None       1.00%
Other Expenses                                              0.76%      0.76%
                                                            -----      -----
Total Annual Fund Operating Expenses                        1.74%      2.74%
                                                            =====      =====

International Equity Fund

Shareholder Transaction Fees (fees paid directly from your investment)

                                                            Class A    Class C
                                                            -------    -------
Maximum Sales Charge (Load) Imposed on Purchases (1)         5.75%     None
Maximum Deferred Sales Charge (Load)                         2.00(2)   2.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                               None      None
Redemption Fees(4)                                           None      None
Exchange Fees(5)                                             None      None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                             Class A   Class C
                                                             -------   -------
Management Fee                                               1.00%     1.00%
Distribution (12b-1) and Service Fees (6)                    None      1.00%
Other Expenses                                               1.44%     1.44%
                                                             -----     -----
Total Annual Fund Operating Expenses                         2.44%     3.44%
                                                             =====     =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.
(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase.
(3) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within 2 years of purchase. The charge is a percentage of the net asset value at the time of purchase.
(4) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(5) A shareholder may be charged a $10 fee for each telephone exchange. (6) The Company has approved separate Plans of Distribution for each Fund's Class C Shares pursuant to Rule 12b-1 of the 1940 Act, providing for the payment of distribution and service fees to the distributor of the Funds. Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under each Fund's Class C Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. The higher 12b-1 fees borne by Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in each of the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund, you pay the maximum initial sales charge and any applicable deferred sales charge, you reinvest all dividends and distributions in additional shares of a Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and each Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                               1 Year        3 Years       5 Years     10 Years
                               ------        -------       -------     --------
Value Fund
   Class A Shares(1)           $742          $1,091        $1,464      $2,509
   Class C Shares               477             850         1,450       3,070

International Equity Fund
   Class A Shares(1)            808           1,292         1,801       3,192
   Class C Shares               547           1,056         1,788       3,721

(1) With respect to each Fund's Class A Shares, the above examples assume the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

                            OBJECTIVES AND STRATEGIES

Value Fund

The Value Fund's investment objective is long-term capital appreciation. The Value Fund will seek to achieve its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

Under normal market conditions, the Value Fund will invest at least 65% of its net assets in equity securities of companies that are traded on U.S. exchanges. The Value Fund also invests in debt securities and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. Debt securities include obligations of governments, instrumentalities and corporations. The adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel Asset Management, Inc. (the "Adviser"), the adviser for each of the Funds, employs a bottom-up approach to stockpicking. (A bottom-up approach means that securities are selected company by company rather than by identifying a suitable industry or market sector for investments and then investing in companies in that industry or market sector.) This bottom-up approach emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Adviser seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Adviser's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Adviser considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore, the Adviser seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings and free cash flow, low debt and effective management.

As noted above, the Adviser seeks to achieve its investment objective by investing principally in equity securities, such as common stocks or securities that are convertible into common stock. Nonetheless, the Adviser may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Adviser views its "cash position" as a residual investment that is a measure of the ability of its investment personnel to identify enough stocks and convertible securities that meet their rigorous investment criteria.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

International Equity Fund

The International Equity Fund's investment objective is capital appreciation. The International Equity Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the International Equity Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits outside of the U.S. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Adviser will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, which are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

The International Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any size. The Adviser employs a bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes:

o Consistent operating histories and financial performance;
o Favorable long-term economic prospects;
o Free cash flow generation; and
o Competent management that can be counted on to use cash flow wisely and channel the reward from the business back to its shareholders.

The Adviser's goal is to construct a portfolio of high quality growth companies in the developed markets of various foreign countries. With approximately 70-90 stocks, the International Equity Fund seeks to be well diversified and will normally have represented in the portfolio business activities of not less than three different countries. The International Equity Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security (see "Depositary Receipts").

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund may invest in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies, the International Equity Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the International Equity Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

In determining which portfolio securities to sell, the Adviser considers the following: (1) the price target has been met; (2) there has been an overvaluation of the company by the stock market; (3) there is a clear deterioration of future earnings power; (4) there is a loss of long-term competitive advantage; (5) there is detrimental merger/acquisition related activity; (6) a better investment opportunity is identified; (7) a violation of portfolio construction parameters has taken place; (8) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and (9) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- Each Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Funds may increase or decrease. The Funds' investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Funds may not perform as anticipated.

Diversification -- The Value Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Value Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Value Fund controls and are engaged in the same, similar or related trades or businesses.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a fund is not invested, may adversely affect security values and thus, a fund's holdings.

Foreign Investing -- The International Equity Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets -- The International Equity Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see "Foreign Investing"). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the International Equity Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the International Equity Fund's net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the International Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

                                   MANAGEMENT

The Company -- Vontobel Funds, Inc. was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of each Fund.

Investment Adviser -- Vontobel Asset Management, Inc., located at 450 Park Avenue, New York, New York 10022, manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2002, the Adviser managed in excess of $1.3 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Under each Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The investment advisory fees paid to the Adviser by the Funds during the fiscal year ended December 31, 2002 are set forth below.

---------------------------------------------------
                              Management Fee
                              As A Percentage
Fund                          of Average Net Assets
---------------------------------------------------
---------------------------------------------------
Value Fund                         0.98%
---------------------------------------------------
---------------------------------------------------
International Equity Fund          1.00%
---------------------------------------------------

Portfolio Managers -- Mr. Edwin Walczak is a Senior Vice President of the Adviser. Mr. Walczak joined the Adviser in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March, 1990.

Mr. Rajiv Jain is a First Vice President of the Adviser. Mr. Jain joined the Adviser in November, 1994 and has been the President and portfolio manager of the International Equity Fund since February, 2002.

                             SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of each Fund's investments and other assets attributable each Fund's Class A Shares or Class C Shares, subtracting any liabilities attributable to each Fund's Class A Shares or Class C Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Funds, the NAV of various classes of the Funds may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of each Fund's Class A Shares is equal to the net asset value plus the applicable sales load, if any. The public offering price of each Fund's Class C Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

Each Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class Alternatives -- The Funds currently offer investors three different classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another fund of the Company, by contacting any broker authorized by the distributor to sell shares of the Funds, by contacting the Funds at (800) 527-9500 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Funds' transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Funds' shares, depending on your arrangement with the broker.
Minimum Investments -- The minimum initial investment for each Fund is $2,500. Subsequent investments, for each Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the applicable Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9500 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This account application is required to complete the Funds' records. You will not have access to your shares until the Funds' records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application to permit the Funds to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees -- To help protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account, or may redeem the shares in your account, if it has a value of less than $2,500. For Class A shareholders of each Fund who held their shares prior to May 24, 2000, the minimum account size is $1,000. The Company will advise you in writing sixty
(60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account balance up to the required minimum. If you bring your account balance above the required minimum during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in each Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Funds intend to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the applicable Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the applicable Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any net capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.

The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs a Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Funds' distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

Class A Shares

Amount of Purchase            Sales Charge as a Percentage of   Dealer Discount
At the Public                       Offering     Net Amount     as Percentage of
Offering Price                      Price        Invested       Offering Price
--------------

Less than $50,000                    5.75%        6.10%         5.00%
$50,000 but less than $100,000       4.50%        4.71%         3.75%
$100,000 but less than $250,000      3.50%        3.63%         2.75%
$250,000 but less than $500,000      2.50%        2.56%         2.00%
$500,000 but less than $1,000,000    2.00%        2.04%         1.75%
$1,000,000 or more                   1.00%        1.01%         1.00%

Class C Shares

Class C Shares of each Fund are sold at the public offering price and are subject to a deferred sales charge of 2.00% if redeemed within two year of purchase. The deferred sales charge is a percentage of the net asset value at the time of purchase. In determining whether a deferred sales charge applies to a redemption it is assumed that the shares being redeemed first are any shares in the shareholder's account that are not subject to a deferred sales charge, followed by shares held the longest in the shareholder's account.

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in a Fund that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on shares of a Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1) purchase of Class A Shares if you were a Fund's Class A shareholder prior to September 9, 2002;
(2) reinvestment of income dividends and capital gain distributions; (3) exchanges of one Fund's shares for those of another fund of the Company;
      (4) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, Vontobel Fund Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;
(5) purchases of Fund shares by the Funds' distributor for their own investment account and for investment purposes only;
(6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;
(7) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;
(8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;
(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;
(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and
(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9500. All account information is subject to acceptance and verification by the Funds' distributor.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds' management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received. The Funds offer the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of Class A Shares. Review the SAI or call the Funds at (800) 527-9500 for further information.

Rule 12b-1 Fees -- The Board of Directors have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class C Shares of each Fund. Pursuant to the Rule 12b-1 Plans, each Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Funds' distributor. The fee paid to the Funds' distributor is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class C Share expenses. Of this amount, 0.75% represents distribution 12b-1 fees payable under each Fund's Class C Rule 12b-1 Plan, and 0.25% represents shareholder service fees payable to institutions that have agreements with the Funds' distributor to provide those services. Because these fees are paid out of Class C Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications -- The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds at (800) 527-9500.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's operations or the period since each Fund began offering a particular class of shares. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of a particular class of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                                       Class C
                                  Years ended December 31,             Period
                           ----------------------------------------    Ended
                           2002     2001     2000     1999     1998    12/31/02*
                           ----     ----     ----     ----     ----    ---------
Per Share Operating Performance

Net asset value,
  beginning of period     $19.86    $19.29   $14.27   $16.73   $16.51   $17.49
                          ------    ------   ------   -------  ------   -------

Income from investment operations
   Net investment
     income (loss)        (0.09)    (0.12)     0.02     0.07     0.22    (0.06)
   Net realized and
     unrealized gain
     (loss)
     on investments       (0.33)     0.71      5.00   (2.42)     2.06     1.97
                         ------    ------     -----  -------   ------    -----
Total from
    investment
    operations            (0.42)     0.59      5.02   (2.35)     2.28     1.91
                         -------   ------     -----  -------    -----    -----
Less distributions
   Distributions from
    net investment
      income                -       (0.02)       -    (0.11)    (0.16)      -
   Distributions from
       realized gain on
       investments        (0.80)        -        -        -     (1.90)   (0.80)
                         -------    ------    ------  -------   ------  -------
Total distributions       (0.80)    (0.02)       -     (0.11)   (2.06)   (0.80)
                         -------    ------    ------  -------   ------  -------
Net asset value,
  end of year            $18.64    $19.86     $19.29  $14.27    $16.73  $18.60
                         ======    ======     ======  ======    ======  ======

Total Return             (2.20%)     3.06%     35.18% (14.07%)   14.70%  10.82%

Ratios/Supplemental Data
Net assets,
  end of period(000's)  $112,302   $86,157   $137,238  $71,480  $200,463  $355

Ratio to average
  net assets- (A)
   Expenses - (B)           1.74%     1.75%      1.75%    1.87%   1.46%  2.74%**
   Expenses - net (C)       1.72%     1.75%      1.75%    1.87%   1.45%  2.72%**
   Net investment
  income (loss)            (0.63%)   (0.43%)     0.23%    0.40%   0.93%(1.63%)**

Portfolio turnover rate    75.89%    66.44%    103.76%   66.62% 122.71%  75.89%

*   Commencement of operations for Class C Shares was October 9, 2002.
**  Annualized
(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.02% in 1999 and 0.01% in 1998.
(B) Expense ratio has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Value Fund received. In addition, the expense ratio was increased by 0.29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                             Years ended December 31
                                     ----------------------------------------
                                     2002     2001     2000    1999      1998
                                     -----    ----     ----    ----      ----
Per Share Operating Performance
Net asset value, beginning of year   $12.88   $18.86   $28.01  $20.18    $18.15
                                     ------   ------   ------  ------    ------
Income from investment operations-
 Net investment income(loss)           0.03    (0.10) (0.03)(1)  0.06      0.01
 Net realized and unrealized
    gain (loss) on investments        (1.05)   (5.41)  (5.30)    9.07      2.98
                                      ------   ------ -------   -----    ------
Total from investment operations      (1.02)   (5.51)  (5.33)    9.13      2.99
                                      ------   ------ -------   -----    ------
Less distributions-
   Distributions from
       net investment  income-            -    (0.12)  (0.08)    (0.05)       -
   Distributions from
    realized gains                        -    (0.35)  (3.74)    (1.25)   (0.96)
                                     -------  -------  ------   ------   ------
Total distributions                       -    (0.47)  (3.82)    (1.30)   (0.96)
                                     -------  -------  ------   -------  -------

Net asset value,
  end of year                         $11.86   $12.88  $18.86   $28.01   $20.18
                                      ======   ======  ======   ======   ======

Total Return                          (7.92%) (29.22%) (18.70%)  46.52%   16.77%

Ratios/Supplemental Data
Net assets,
  end of year (000's)             $29,026  $44,356  $133,233  $192,537  $161,933
Ratio to average net assets-
  Expenses (A)                       2.44%    1.89%     1.39%     1.28%    1.40%
  Expenses-net (B)                   2.44%    1.88%     1.38%     1.27%    1.36%
  Net investment income (loss)       0.18%   (0.38%)   (0.15%)    0.03%    0.06%
Portfolio turnover rate             97.73%   92.39%    69.12%    37.91%   41.51%


(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the International Equity Fund received. In addition, the expense ratio in 2001 was increased by 0.13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding